BLACKROCK ALLOCATION TARGET SHARES

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

(the “Fund” and collectively, the “Funds”)

Supplement dated March 2, 2020 to the Statement of Additional Information (“SAI”), dated July 26, 2019, as supplemented to date

On February 19, 2020, the Board of Trustees of BlackRock Allocation Target Shares approved the appointment of BlackRock International Limited as the sub-adviser of each Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to each Fund. The addition of BlackRock International Limited as the sub-adviser of each Fund is effective as of March 2, 2020.

The following change is made to the SAI:

The following is added as the sixth paragraph in the section of the SAI entitled “Management and Administration Arrangements”:

The Manager entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”) with respect to each of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, and BATS: Series S Portfolio pursuant to which the Sub-Adviser receives for the services it provides for that portion of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, and BATS: Series S Portfolio for which it serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Contract with respect to BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, and BATS: Series S Portfolio, as applicable.

Shareholders should retain this Supplement for future reference.

SAI-BATS-0320SUP